Exhibit 21.1

Subsidiaries of the Registrant

The subsidiaries of the Registrant are as follows:

Entity	Property	State of Organization
Inland American Aberdeen Old Philadelphia, LLC	C&S Wholesale Grocers-Aberdeen	Delaware
Inland American Aberdeen Old Philadelphia SPE, LLC	C&S Wholesale Grocers-Aberdeen	Delaware
Inland American Aiken Eastgate, LLC	Eastgate	Delaware
Inland American Arlington Riverview GP, LLC	Riverview Village	Delaware
Inland American Arlington Riverview Limited Partnership	Riverview Village	Illinois
Inland American Augusta Fury's Ferry, LLC	Fury's Ferry	Delaware
Inland American Austin Scofield GP, LLC	Scofield Crossing	Delaware
Inland American Austin Scofield Limited Partnership	Scofield Crossing	Illinois
Inland American Belvidere Atlas, LLC	Atlas Cold Storage Portfolio	Delaware
Inland American Bloomington Fields, LLC	Fields Apartment Homes	Delaware
Inland American Brandon Centre, LLC	Brandon Centre South	Delaware
Inland American Bristol, LLC	Stop & Shop - Bristol	Delaware
Inland American Bristol Member II, LLC	Stop & Shop - Bristol	Delaware
Inland American Ceruzzi Bristol Member, LLC	Stop & Shop - Bristol	Delaware
Inland American Brooklyn Park Atlas, LLC	Atlas Cold Storage Portfolio	Delaware
Inland American Carrollton Josey Oaks Limited Partnership	Josey Oaks Crossing	Illinois
Inland American Carrollton Josey Oaks GP, LLC	Josey Oaks Crossing	Delaware
Inland American Cartersville Atlas	Atlas Cold Storage Portfolio	Delaware
Inland American CFG Portfolio, LLC	Portfolio of 72 banks located in Connecticut, Delaware, Illinois Massachusetts, Michigan, New Hampshire, New Jersey, New York, Ohio, Rhode Island and Vermont	Delaware
Inland American CFP Pennsylvania DST	Portfolio of 86 banks - Pennsylvania	Delaware
Inland American Chesapeake Commons , LLC	Chesapeake Commons	Delaware
Inland American Chesapeake Crossroads, LLC	The Crossroads at Chesapeake Square	Delaware
Inland American Chicago Lincoln, LLC	Lincoln Village	Delaware
Inland American Chicago Lincoln II, LLC	Lincoln Village	Delaware
Inland American Cityville, LLC	Undeveloped land - Decatur	Delaware
Inland American Cityville Decatur, LLC	Undeveloped land - Decatur	Delaware
Inland American Cityville Maiden Creek, LLC	Undeveloped land Camden County	Delaware
Inland American Continental Stringtown, LLC	Parkway Centre North Ph. I & II	Delaware
Inland American Grove City Stringtown, LLC	Parkway Centre North Ph. I & II	Delaware
Inland American Continental Stringtown Outlot, LLC	Parkway Centre North - Outlot Bldg B	Delaware
Inland American Grove City Stringtown Outlot, LLC	Parkway Centre North - Outlot Bldg B	Delaware
Inland American Continental Morse, LLC	The Market at Hamilton	Delaware
Inland American Gahanna Morse, LLC	The Market at Hamilton	Delaware
Inland American Cumberland, LLC	Stop & Shop - Cumberland	Delaware
Inland American Cumberland Member II, LLC	Stop & Shop - Cumberland	Delaware
Inland American Ceruzzi Cumberland Member, LLC	Stop & Shop - Cumberland	Delaware
Inland American Devens Barnum, LLC	Anheuser-Busch	Delaware
Inland American Douglas Atlas, LLC	Atlas Cold Storage Portfolio	Delaware
Inland American Elizabethtown Black Branch, LLC	UPS e-Logistics	Delaware
Inland American Flower Mound Cross Timbers GP, LLC	Cross Timbers Court	Delaware
Inland American Flower Mound Cross Timbers Limited Partnership	Cross Timbers Court	Illinois
Inland American Flower Mound Crossing GP, LLC	Flower Mound Crossing	Delaware
Inland American Flower Mound Crossing Limited Partnership	Flower Mound Crossing	Illinois
Inland American Flower Mound Highlands GP, LLC	The Highlands	Delaware
Inland American Flower Mound Highlands Limited Partnership	The Highlands	Illinois
Inland American Fond Du Lac Forest Plaza, LLC	Forest Plaza	Delaware
Inland American Framingham, LLC	Stop & Shop - Framingham	Delaware
Inland American Framingham Member II, LLC	Stop & Shop - Framingham	Delaware
Inland American Ceruzzi Framingham Member, LLC	Stop & Shop - Framingham	Delaware
Inland American Gaffney Atlas, LLC	Atlas Cold Storage Portfolio	Delaware

Inland American Gainesville Atlas, LLC	Atlas Cold Storage Portfolio	Delaware
Inland American Garland Shiloh GP, LLC	Shiloh Square	Delaware
Inland American Garland Shiloh Limited Partnership	Shiloh Square	Illinois
Inland American Grapevine Heritage Heights Limited Partnership	Heritage Heights	Illinois
Inland American Grapevine Heritage Heights GP, LLC	Heritage Heights	Delaware
Inland American Grapevine Park West Limited Partnership	Park West Plaza	Illinois
Inland American Grapevine Park West GP, LLC	Park West Plaza	Delaware
Inland American Greenville Pleasantburg, LLC	Bi-Lo - Greenville	Delaware
Inland American Greenville Pleasantburg Member II, LLC	Bi-Lo - Greenville	Delaware
Inland American Ceruzzi Greenville Pleasantburg Member, LLC	Bi-Lo - Greenville	Delaware
Inland American Herndon Worldgate, LLC	Worldgate Plaza I, II, III, IV	Delaware
Inland American High Ridge Gravois, LLC	Gravois Dillon Plaza	Delaware
Inland American High Ridge Gravois II, LLC	Gravois Dillon Plaza Phase II	Delaware
Inland American Homewood Washington Park, LLC	Washington Park Plaza	Delaware
Inland American Houston Northwest GP, LLC	Northwest Marketplace	Delaware
Inland American Houston Northwest Limited Partnership	Northwest Marketplace	Illinois
Inland American Hyde Park, LLC	Shop & Shop - Hyde Park	Delaware
Inland American Hyde Park Member, LLC	Shop & Shop - Hyde Park	Delaware
Inland American Hyde Park Member II, LLC	Shop & Shop - Hyde Park	Delaware
Inland American Independence Hartman, LLC	Pavilions at Hartman Heritage	Delaware
Inland American Lake Zurich Deerpath, LLC	Wickes Furniture - Lake Zurich	Delaware
Inland American Lexington Bellerive, LLC	Bellerive Plaza	Delaware
Inland American Loves Park Clifford, LLC	Schneider Electric	Delaware
Inland American Malden, LLC	Stop & Shop - Malden	Delaware
Inland American Malden Member II, LLC	Stop & Shop - Malden	Delaware
Inland American Ceruzzi Malden Member, LLC	Stop & Shop - Malden	Delaware
Inland American Marion Legacy, LLC	Legacy Crossing	Delaware
Inland American McKinney Towne Crossing Outlots LP	McKinney Towne Crossing Outlots	Delaware
Inland American McKinney Towne Crossing Outlots GP LLC	McKinney Towne Crossing Outlots	Illinois
Inland American Mesquite Pioneer GP, LLC	Pioneer Plaza	Delaware
Inland American Mesquite Pioneer Limited Partnership	Pioneer Plaza	Illinois
Inland American Middleburg Crossings, LLC	Middleburg Crossings	Delaware
Inland American Missouri City Riverstone GP, LLC	Shops at Riverstone	Delaware
Inland American Missouri City Riverstone Limited Partnership	Shops at Riverstone	Illinois
Inland American Nashville Donelson, LLC	Donelson	Delaware
Inland American New Ulm Atlas, LLC	Atlas Cold Storage Portfolio	Delaware
Inland American North Hatfield, LLC	C&S Wholesale Grocers-N. Hatfield	Delaware
Inland American Oklahoma City Penn, LLC	Penn Park	Delaware
Inland American Pearland Silverlake Village GP, LLC	Cinemark 12 Pearland	Delaware
Inland American Pendergrass Atlas, LLC	Atlas Cold Storage Portfolio	Delaware
Inland American Piedmont Atlas, LLC	Atlas Cold Storage Portfolio	Delaware
Inland American Plano 14th Street Market GP, LLC	14th Street Market	Delaware
Inland American Plano 14th Street Market Limited Partnership	14th Street Market	Illinois
Inland American Plano Suncreek GP, LLC	Suncreek Village	Delaware
Inland American Plano Suncreek Limited Partnership	Suncreek Village	Illinois
Inland American Plano Hunters Glen Limited Partnership	Hunters Glen Crossing	Illinois
Inland American Plano Hunters Glen GP, LLC	Hunters Glen Crossing	Delaware
Inland American Richardson Custer Creek GP, LLC	Custer Creek Village	Delaware
Inland American Richardson Custer Creek Limited Partnership	Custer Creek Village	Illinois
Inland American St. Paul Atlas, LLC	Atlas Cold Storage Portfolio	Delaware
Inland American Salisbury, LLC	Lord Salisbury Center	Delaware
Inland American San Antonio Encino Canyon Limited Partnership	Encino Canyon Apartments	Delaware
Inland American San Antonio Encino Canyon GP LLC	Encino Canyon Apartments	Delaware
Inland American San Antonio Encino Canyon LP LLC	Encino Canyon Apartments	Illinois
Inland American Shallotte, LLC	Shallotte Commons	Delaware
Inland American Sicklerville, LLC	Stop & Shop - Sicklerville	Delaware
Inland American Sicklerville Member II, LLC	Stop & Shop - Sicklerville	Delaware
Inland American Ceruzzi Sicklerville Member, LLC	Stop & Shop - Sicklerville	Delaware
Inland American South Hatfield Elm, LLC	C&S Wholesale Grocers-S. Hatfield	Delaware

Inland American Southington, LLC	Stop & Shop - Southington	Delaware
Inland American Southington Member II, LLC	Stop & Shop - Southington	Delaware
Inland American Ceruzzi Southington Member, LLC	Stop & Shop - Southington	Delaware
Inland American Swampscott, LLC	Stop & Shop - Swampscott	Delaware
Inland American Swampscott Member II, LLC	Stop & Shop - Swampscott	Delaware
Inland American Ceruzzi Swampscott Member, LLC	Stop & Shop - Swampscott	Delaware
Inland American TN Distribution, LLC	ProLogis Portfolio	Delaware
Inland American Tucker Hugh Howell, LLC	The Center at Hugh Howell	Delaware
Inland American Universal City Kitty Hawk GP, LLC	The Villages of Kitty Hawk	Delaware
Inland American Universal City Kitty Hawk Limited Partnership	The Villages of Kitty Hawk	Illinois
Inland American Waterford Limited Partnership	Waterford Ranch at Shadow Creek Apts.	Illinois
Inland American Waterford GP, LLC	Waterford Ranch at Shadow Creek Apts.	Delaware
Inland American Webster Clear Lake Limited Partnership	The Landings at Clear Lake	Illinois
Inland American Webster Clear Lake GP, LLC	The Landings at Clear Lake	Delaware
Inland American Webster Seven Palms Limited Partnership	Seven Palms Apartments	Delaware
Inland American Webster Seven Palms GP, LLC	Seven Palms Apartments	Delaware
Inland American Webster Seven Palms LP, LLC	Seven Palms Apartments	Delaware
Inland American Westfield Summit Lock, LLC	C&S Wholesale Grocers-Westfield	Delaware
Inland American Westlake GP, LLC	Market at Westlake	Delaware
Inland American Westlake Limited Partnership	Market at Westlake	Illinois
Inland American Zanesville North Pointe Centre	North Pointe Centre	Delaware
Inland American Zumbrota Atlas, LLC	Atlas Cold Storage Portfolio	Delaware
Minto Builders (Florida), Inc.	(5)	Florida
A-S 68 HWY 288-Silver Lake, L.P.	Cinemark 12 Silverlake Pearland	Texas
MB Arlington Collins GP, LLC	Washington Mutual Bank Building	Delaware
MB Arlington Collins Limited Partnership	Washington Mutual Bank Building	Illinois
MB Bloomsburg Buckhorn DST	Buckhorn Plaza	Delaware
MB BP Portfolio, LLC	Various Bradley Properties located in Arkansas, California, Georgia, Iowa, Illinois, Indiana, Michigan, North Carolina, Ohio, Virginia and Wisconsin	Delaware
MB BP Portfolio II, LLC	Various Bradley Properties located in Illinois, Michigan and North Carolina	Delaware
MB Canfield Main, LLC	Canfield Plaza	Delaware
MB Cleveland Erieview, LLC	AT&T Cleveland	Delaware
MB Columbus Hilliard, LLC	The Market at Hilliard	Delaware
MB Conroe GP, LLC	McKesson Distribution Center	Delaware
MB Conroe Limited Partnership	McKesson Distribution Center	Illinois
MB Corpus Christi Saratoga GP, LLC	Saratoga Town Center	Delaware
MB Corpus Christi Saratoga Limited Partnership	Saratoga Town Center	Illinois
MB Cypress CyFair GP, LLC	CyFair Town Center	Delaware
MB Cypress CyFair Limited Partnership	CyFair Town Center	Illinois
MB Cypress CyFair Outlot GP, LLC	CyFair Town Center - Outlot	Delaware
MB Cypress CyFair Outlot Limited Partnership	CyFair Town Center - Outlot	Illinois
MB Dallas Carver Creek GP, LLC	Carver Creek Shopping Center	Delaware
MB Dallas Carver Creek Limited Partnership	Carver Creek Shopping Center	Illinois
MB Eagles Stockbridge, LLC	Plaza at Eagles Landing	Delaware
MB East Humble Atascocita GP, LLC	Atascocita Shopping Center	Delaware
MB East Humble Atascocita Limited Partnership	Atascocita Shopping Center	Illinois
MB Evanston Sherman, LLC	Shops at Sherman Plaza	Delaware
MB Fabyan Randall Plaza, LLC	Fabyan Randall Plaza	Delaware
MB Friendswood Parkwood GP, LLC	Friendswood Shopping Center	Delaware
MB Friendswood Parkwood Limited Partnership	Friendswood Shopping Center	Illinois
MB Herndon, LLC	Dulles Plaza	Delaware
MB Highlands Ranch Ridgeline, LLC	8822 S. Ridgeline Blvd., Highlands Ranch	Delaware
MB Hoffman Estates, LLC	SBC Center	Delaware
MB Houston 6101 Richmond GP, LLC	6101 Richmond Bldg	Delaware
MB Houston 6101 Richmond Limited Partnership	6101 Richmond Bldg	Illinois
MB Houston 6234 Richmond GP, LLC	6234 Richmond Ave	Delaware

MB Houston 6234 Richmond Limited Partnership	6234 Richmond Ave.	Illinois
MB Houston 21602 Tomball GP, LLC	24 Hour Fitness - 249 & Jones	Delaware
MB Houston 21602 Tomball Limited Partnership	24 Hour Fitness - 249 & Jones	Illinois
MB Houston Antoine GP, LLC	Antoine Town Center	Delaware
MB Houston Antoine Limited Partnership	Antoine Town Center	Illinois
MB Houston Ashford GP, LLC	Ashford Plaza	Delaware
MB Houston Ashford Limited Partnership	Ashford Plaza	Illinois
MB Houston Blackhawk GP, LLC	Blackhawk Town Center	Delaware
MB Houston Blackhawk Limited Partnership	Blackhawk Town Center	Illinois
MB Houston Cypress GP, LLC	Cypress Town Center	Delaware
MB Houston Cypress Limited Partnership	Cypress Town Center	Illinois
MB Houston Eldridge GP, LLC	NTB Eldridge	Delaware
MB Houston Eldridge Limited Partnership	NTB Eldridge	Illinois
MB Houston Eldridge Town Center GP, LLC	Eldridge Town Center	Delaware
MB Houston Eldridge Town Center Limited Partnership	Eldridge Town Center	Illinois
MB Houston Eldridge Lakes GP, LLC	Eldridge Lakes Town Center	Delaware
MB Houston Eldridge Lakes Limited Partnership	Eldridge Lakes Town Center	Illinois
MB Houston Highland GP, LLC	Highland Plaza	Delaware
MB Houston Highland Limited Partnership	Highland Plaza	Illinois
MB Houston Hunting Bayou Restaurant GP, LLC	Joe's Crab Shack (Ground Lease)	Delaware
MB Houston Hunting Bayou Restaurant Limited Partnership	Joe's Crab Shack (Ground Lease)	Illinois
MB Houston New Forest II GP, LLC	New Forest Crossing Phase II	Delaware
MB Houston New Forest II Limited Partnership	New Forest Crossing Phase II	Illinois
MB Houston West End GP, LLC	West End Square	Delaware
MB Houston West End Limited Partnership	West End Square	Illinois
MB Houston Winchester GP, LLC	Winchester Town Center	Delaware
MB Houston Winchester Limited Partnership	Winchester Town Center	Illinois
MB Houston Windemere GP, LLC	Windemere Village	Delaware
MB Houston Windemere Limited Partnership	Windemere Village	Illinois
MB Houston Woodforest GP, LLC	Woodforest Square	Delaware
MB Houston Woodforest Limited Partnership	Woodforest Square	Illinois
MB Humble Pinehurst GP, LLC	Pinehurst Shopping Center	Delaware
MB Humble Pinehurst Limited Partnership	Pinehurst Shopping Center	Illinois
MB Jacinto City Hunting Bayou GP, LLC	Hunting Bayou Shopping Center	Delaware
MB Jacinto City Hunting Bayou Limited Partnership	Hunting Bayou Shopping Center	Illinois
MB Jacinto City Market GP, LLC	11500 Market Street	Delaware
MB Jacinto City Market Limited Partnership	11500 Market Street	Illinois
MB Jacinto City Theater GP, LLC	Cinemark Jacinto City	Delaware
MB Jacinto City Theater Limited Partnership	Cinemark Jacinto City	Illinois
MB Jacinto City Restaurant GP, LLC	Chili's (Ground Lease)	Delaware
MB Jacinto City Restaurant Limited Partnership	Chili's (Ground Lease)	Illinois
MB Keene Monadnock, LLC	Monadnock Marketplace	Delaware
MB Largo Paradise, L.L.C.	Paradise Shops at Largo	Delaware
MB League City Bay Colony GP, LLC	Bay Colony Town Center	Delaware
MB League City Bay Colony Limited Partnership	Bay Colony Town Center	Illinois
MB Lincoln Mall, LLC	Lincoln Mall Shopping Center	Delaware
MB Longview Triangle, LLC	Triangle Center	Delaware
MB Louisville Southgate, LLC	Southgate Apartments	Delaware
MB Margate Lakewood, LLC	Lakewood Shopping Center Phase I	Delaware
MB Margate Lakewood II, LLC	Lakewood Shopping Center Phase II	Delaware
MB Maryland BP Portfolio, LLC	6725 Baymeadow Drive-Glen Burnie	Delaware
MB Maryland BP Portfolio Acquisitions, LLC	(Loan Guaranty)	Delaware
MB Minneapolis 8th Street, LLC	IDS Center	Delaware
MB Pennsylvania BP DST Portfolio, LLC	4500 Westport Drive-Mechanicsburg	Delaware
MB Pittsburgh Bridgeside DST	Bridgeside Point	Delaware
MB Rockford State, LLC	State Street Market	Delaware
MB San Antonio Brooks Limited Partnership	Brooks Corner	Illinois
MB San Antonio Brooks GP, LLC	Brooks Corner	Delaware
MB Shakopee Vierling, LLC	Shakopee Shopping Center	Delaware

MB Sherman Town Center GP, LLC	Sherman Town Center	Delaware
MB Sherman Town Center Limited Partnership	Sherman Town Center	Illinois
MB Sioux city Lakeport, LLC	Lakeport Commons	Delaware
MB Springfield National, LLC	Walgreens- Springfield	Delaware
MB Spring Stables GP, LLC	Stables at Town Center Phase I & II	Delaware
MB Spring Stables Limited Partnership	Stables at Town Center Phase I & II	Illinois
MB Spring Town Center GP, LLC	Spring Town Center Phase I & II	Delaware
MB Spring Town Center Limited Partnership	Spring Town Center Phase I & II	Illinois
MB Spring Town Center III GP, LLC	Spring Town Center III	Delaware
MB Spring Town Center III Limited Partnership	Spring Town Center III	Illinois
MB St. Louis Chestnut, LLC	One AT&T Building-St. Louis	Delaware
MB Suffolk Lake View, LLC	Lake View Tech Center	Delaware
MB Sugar Land Gillingham GP, LLC	Thermo Process System Office	Delaware
MB Sugar Land Gillingham Limited Partnership	Thermo Process System Office	Illinois
MB Texas BP Portfolio Limited Partnership	1114 Seaco Ave.-Houston, 8900 Lakes @610 Drive-Houston, 7300 Airport Road, Deer Park	Illinois
MB Texas BP Portfolio, GP, LLC	1114 Seaco Ave.-Houston, 8900 Lakes @610 Drive-Houston, 7300 Airport Road, Deer Park	Delaware
MB The Woodlands Lake Woodlands GP, LLC	24 Hour Fitness Center - The Woodlands	Delaware
MB The Woodlands Lake Woodlands Limited Partnership	24 Hour Fitness Center - The Woodlands	Illinois
MB Tomball Town Center GP, LLC	Tomball Town Center	Delaware
MB Tomball Town Center Limited Partnership	Tomball Town Center	Illinois
MB Waco Central GP, LLC	Central Texas Marketplace	Delaware
MB Webster Gulf Freeway GP, LLC	Cinemark - Webster	Delaware
MB Webster Gulf Freeway Limited Partnership	Cinemark - Webster	Illinois
MB West Chester, LLC	5568 West Chester Road, West Chester	Delaware
MB Willis Town Center GP, LLC	Willis Town Center	Delaware
MB Willis Town Center Limited Partnership	Willis Town Center	Illinois
IA Orlando Palazzo, LLC	(3)	Delaware
IA Orlando Sand, LLC	(1)	Delaware
IA Sacramento Rail, LLC	(2)	Delaware
Inland American (Stephens) SUB, LLC	(7)	Delaware
Inland American Acquisitions, Inc.	(7)	Delaware
Inland American Communities Acquisitions, LLC	(7)	Delaware
Inland American Communities Group, Inc.	(6)	Delaware
Inland American Communities Third Party, Inc.	(6)	Delaware
Inland American Communities Partners, Inc.	(6)	Delaware
Inland American Communities Management, LLC	(6)	Delaware
Inland American Communities Development, LLC	(6)	Delaware
Inland Public Properties Development, Inc.	(4)	Delaware
Inland American Student Housing Inc. (Utley JV)	(6)	Delaware
Inland American Cityville Decatur, LLC	Cityville-Decatur	Delaware
Cityville Decatur, LLC	(6)	Delaware
Inland American Cityville Maiden Creek LLC	Cityville-Maiden Creek	Delaware
Cityville Maiden Creek, LLC	(6)	Delaware
Cityville Oak Park Limited Partnership	Undeveloped Land, Cityville Oak Park	Illinois
Cityville Oak Park TRS Limited Partnership	Undeveloped Land, Cityville Oak Park	Illinois
Cityville Oak Park TRS GP LLC	Undeveloped Land, Cityville Oak Park	Delaware
Cityville Block 121 Development LLC	Cityville Block 121	Delaware
University Partners, LLC	(6)	Delaware
University Partners 14th Street LLC	University House at UAB – 14th Street	Delaware
University House Gainesville, LLC	Undeveloped Land, Gainesville, FL	Delaware
University House Huntsville, LLC	Undeveloped Land, Huntsville, FL	Delaware
University House Lafayette, LLC	Undeveloped Land, Lafayette, LA	Delaware
D.R. Stephens Institutional Fund, LLC	(5)	Delaware
Inland American (LIP) Sub, LLC	(5)	Delaware
LIP Holdings, LLC	(5)	Delaware

Inland American LIP Sub, LLC	(7)	Delaware
Inland American Winston Hotels, Inc.

A REIT owning or having interest in 51 hotels located in Alabama, Arizona, Connecticut, Colorado, Florida, Georgia, Illinois, Iowa, Maryland, Michigan, Missouri, North Carolina, New Jersey, New York, Ohio, South Carolina, Texas and Virginia

		Delaware
WINN Limited Partnership	Operating Partnership of the Winston Hotels	North Carolina
Barclay Holdings, Inc.	A TRS leasing and managing the Winston Hotels	Delaware
Barclay Hospitality Services, Inc.	A subsidiary of Barclay Holdings, Inc.	North Carolina
Inland Cobalt Investors, LLC	(8)	Delaware
Inland American Lodging Group, Inc.	(6)	Delaware
Inland American Lodging Acquisitions Inc.	(6)	Delaware
Inland American Lodging Associates, Inc.	(6)	Delaware
Inland American Lodging Corporation	(6)	Delaware
Inland American Lodging Gainesville, LLC	Hilton University of Florida Hotel & Convention Center	Delaware
Inland American Lodging Operations TRS Inc.	(6)	Delaware
Inland American Lodging Woodlands GP LLC	The Woodlands Waterway® Marriott Hotel & Convention Center	Delaware
Inland American Lodging Woodlands TRS LLC	The Woodlands Waterway® Marriott Hotel & Convention Center	Delaware
Inland American Lodging Woodlands Limited Partnership	The Woodlands Waterway® Marriott Hotel & Convention Center	Delaware
Inland American Healthcare Group, Corp.	(6)	Delaware
Inland American Management and Development TRS Inc.	(6)	Delaware
Inland American Orchard Hotels, Inc.	A corporation owning or having interest in 27 hotels located in California, Colorado, Connecticut, Florida, Louisiana, New Jersey, New Mexico, New York, Ohio, Tennessee, Texas, Virginia and Washington	Delaware
Inland American Orchard TRS Holding Inc.	A subsidiary of Inland American Orchard Hotels, Inc.	Virginia
Inland American Property Sales TRS Inc.	(6)	Delaware

(1)                    This entity was formed due to a funding of a loan to an unaffiliated third party, Fourth Quarter Properties 124, LLC.

(2)                    This entity was formed due to a funding of a loan to an unaffiliated third party, S. Thomas Enterprises of Sacramento, LLC.

(3)                    This entity was formed due a funding of a loan to an unaffiliated third party, Buena Vista Shores, L.P.

(4)                    This entity was formed to invest in undeveloped public properties.

(5)                    This entity was formed for a joint venture.

(6)                    This entity was formed to be an operating subsidiary of our company.

(7)                    This entity was formed to invest in a joint venture.

(8)                    This entity was formed to invest in a private REIT.